EXHIBIT 10. 1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is made and entered into as of July 28, 2008, by and among Dolan Media Company, a Delaware corporation (the “Company”), and the purchasers listed on Schedule A attached hereto (collectively, the “Purchasers” and individually, a “Purchaser”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows
1. Purchase and sale
     1.1 Closing
     Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined below) the number of shares of Common Stock, par value $0.001 per share (“Common Stock”), of the Company (the “Shares”), for the aggregate purchase price (based on a per Share price of $16.00) (the “Purchase Price”), set forth opposite such Purchaser’s name on Schedule A attached hereto; provided, however, that if the issuance of the aggregate number of Shares set forth on Schedule A without approval of the Company’s stockholders would violate Section 312.03(c) of the Listed Company Manual of the New York Stock Exchange (the “Exchange”), then (a) the aggregate number of Shares issued and sold by the Company, and purchased by the Purchasers, hereunder shall instead be reduced to equal 19.9% of the number of shares of Common Stock issued and outstanding immediately prior to the issuance of the Shares hereunder, (b) the number of Shares purchased by each Purchaser shall be reduced on a pro rata basis based on the number of Shares set forth opposite such Purchaser’s name on Schedule A so that the aggregate number of Shares purchased by the Purchasers equals the number determined pursuant to clause (a) and (c) the Purchase Price paid by each Purchaser for such Shares shall be equal to such reduced number of Shares multiplied by the per Share price of $16.00. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Katten Muchin Rosenman LLP, counsel to the Company, at 525 West Monroe Street, Suite 1900, Chicago, Illinois at 9:00 a.m. local time on the date the conditions to the Closing set forth in Sections 1.3 (a), (b) and (c) are satisfied or, in the case of Sections 1.3(b) and (c), waived or such other time and date as may be agreed by the parties (the “Closing Date”).

     1.2 Delivery of Shares
     At or prior to the Closing, the Company shall authorize its transfer agent (the “Transfer Agent”) to issue to each Purchaser at the Closing one or more stock certificates (in such denominations as such Purchaser shall reasonably request, the “Certificates”) registered in the name of such Purchaser, or in such nominee(s) names as designated by such Purchaser in writing, representing the aggregate number of Shares being purchased by such Purchaser (as set forth opposite such Purchaser’s name on Schedule A) or to electronically issue to each Purchaser at the Closing such number of Shares being purchased by such Purchaser through the Direct Registration System, against payment by such Purchaser of the Purchase Price for such Shares (as set forth opposite such Purchaser’s name on Schedule A) by wire transfer of immediately available funds to an account designated in writing by the Company for such purpose.
     1.3 Closing Conditions
     (a) The respective obligations of the Company and the Purchasers to complete the issuance, sale and purchase of the Shares at the Closing shall be subject to the Company receiving a waiver from the lenders that are party, with the Company, to the Second Amended and Restated Credit Agreement dated as of August 8, 2007, as amended, that allows the Company to use the proceeds from the sale of the Shares for purposes other than to pay down the outstanding indebtedness thereunder.
     (b) The Company’s obligation to complete the issuance and sale of the Shares to the Purchasers at the Closing shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by the Company, in its sole discretion:
          (i) receipt by the Company of the full amount of the Purchase Price for the Shares being purchased under this Agreement by wire transfer of immediately available funds to an account designated in writing by the Company for such purpose; and
          (ii) the representations and warranties made by the Purchasers in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), except to the extent that such representations and warranties are already qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects, and each Purchaser shall have performed in all material respects all agreements, covenants and obligations required to be performed by it under this Agreement at or prior to the Closing Date.
     (c) Each Purchaser’s obligation to purchase the Shares from the Company shall be subject to the satisfaction of the following conditions, any one or more of which may be waived by such Purchaser, in its sole discretion:
          (i) the representations and warranties made by the Company in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), except to the extent that such representations and warranties are already qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects, and the Company shall have performed in all material respects all agreements, covenants and obligations required to be performed by it under this Agreement at or prior to the Closing Date;
          (ii) the Company shall have delivered to the Purchasers: (A) a certificate executed on behalf of the Company by its chief executive officer or chief financial officer, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the closing condition set forth in Section 1.3(c)(i) has been satisfied as of the Closing Date; (B) a secretary’s certificate, dated as of the Closing Date, certifying as to (1) the resolutions adopted by the Company’s board of directors and/or any committee thereof approving the transaction contemplated hereunder, (2) the Company’s Amended and Restated Certificate of Incorporation and (3) the Company’s Amended and Restated Bylaws, each as in effect at the Closing; and (C) a certificate evidencing the incorporation and good standing of the Company in the State of Delaware by the Secretary of State of Delaware as of a date within ten (10) days prior to the Closing Date;
          (iii) the Shares shall have been duly listed, subject to notice of issuance, on the Exchange;
          (iv) the Company shall cause to be delivered to the Purchasers and Allen & Company LLC and Craig-Hallum Capital Group LLC, the placement agents, by counsel to the Company a legal opinion pertaining to the matters set forth in Appendix III attached hereto; and
          (v) the Company shall have delivered the Certificates or Distribution Statements evidencing the Shares to the Purchasers.
2. Representations, Warranties and Covenants of the Company
     Except as set forth on the Schedule of Exceptions attached hereto as Schedule B, the Company hereby represents and warrants to the Purchasers as follows:
     2.1 Organization and Qualification
     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the SEC Reports (as defined below), and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified would not reasonably be expected to have a material adverse effect on (a) the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transaction hereunder or perform its obligations hereunder (a “Material Adverse Effect”); and each subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, except where the failure to be in such good standing would not reasonably be expected to have a Material Adverse Effect.

     2.2 Capitalization
     (a) The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share.
     (b) As of June 30, 2008, the issued and outstanding capital stock of the Company consists of 25,131,282 shares of Common Stock and the Company has 5,750 shares of issued Common Stock held in treasury. As of the date hereof, the Company has not issued any other shares of capital stock since June 30, 2008. All of the issued shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock, owned directly or indirectly by the Company, of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth in the SEC Reports, all of the issued shares of capital stock of each such subsidiary are owned directly or indirectly by the Company, free and clear of any liens, encumbrances, equities or claims.
     (c) As of June 30, 2008, the Company has reserved (i) an aggregate of 1,360,207 shares of Common Stock for issuance upon the exercise of outstanding stock options granted, and an additional 1,125,666 shares of Common Stock for issuance in connection with future grants, under the Company’s 2007 Incentive Compensation Plan and (ii) 900,000 shares of Common Stock for issuance under the Company’s Employee Stock Purchase Plan. As of the date hereof, the Company has not issued any other options since June 30, 2008.
     With the exception of the foregoing, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted by the Company, including, without limitation, pursuant to a stockholders rights or “poison pill” plan, to purchase shares of Common Stock or other securities of the Company and the Company is not party to any agreement to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock. There are no persons with registration or other similar rights to have any securities registered for sale under the Registration Statement (as defined below), except for such rights as may exist under the Amended and Restated Registration Rights Agreement, dated as of September 1, 2004, among the Company and the several stockholders set forth therein.
     2.3 Issuance, Sale and Delivery of the Shares
     (a) The Shares to be issued and sold by the Company hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and are free from all taxes, liens and charges with respect to the issue thereof by the Company.
     (b) Subject to the accuracy of the Purchasers’ representations and warranties in Section 3 of this Agreement, the Company’s offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the securities laws of any applicable state.

     2.4 Financial Statements
     The consolidated financial statements of the Company included in the SEC Reports (as defined below) present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified, subject, in the case of unaudited interim financial statements, to normal year-end adjustments. Except as otherwise stated in such SEC Reports, such consolidated financial statements have been prepared in all material respects in conformity with generally accepted accounting principles in the United States applied on a consistent basis.
     2.5 No Material Change
     Since the date of the latest audited financial statements included in the SEC Reports, other than as set forth or contemplated in the SEC Reports, (a) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that is material to the Company and its subsidiaries, taken as a whole, (b) there has not been any event, occurrence or development that has had or would reasonably be expected to have a Material Adverse Effect, (c) the Company has not declared, paid or made on its capital stock any dividend or distribution and (d) the Company has not incurred any material contingent obligation outside the ordinary course of business.
     2.6 No Defaults
     Neither the Company nor any of its subsidiaries is (a) in violation of its certificate of incorporation, by-laws, limited liability company agreement or other organizational documents, as applicable, or (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties are bound, except, in the case of clause (b), for defaults that would not reasonably be expected to have a Material Adverse Effect.
     2.7 Labor Matters
     No union labor dispute with the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is threatened that would reasonably be expected to have a Material Adverse Effect.
     2.8 No Actions
     Other than as set forth in the SEC Reports, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that would reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened by governmental authorities or others. The foregoing includes, without limitation, actions pending or, to the Company’s knowledge, threatened involving the prior employment of any of the Company’s employees and their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers. There is no action, suit, proceeding or investigation that the Company or any of its subsidiaries currently intends to initiate that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in default with respect to any judgment, writ, injunction, order or decree of any court or governmental authority applicable to it that would reasonably be expected to have a Material Adverse Effect.
     2.9 Intellectual Property
          (a) The Company and each of its subsidiaries own or possess valid rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology necessary for the conduct of their respective businesses (“Intellectual Property”), except where the failure to so own or possess such Intellectual Property rights would not reasonably be expected to have a Material Adverse Effect, and the Company and each of its subsidiaries have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflicts with, any such Intellectual Property rights of others that would reasonably be expected to have a Material Adverse Effect.
          (b) The Intellectual Property is free and clear of all liens, encumbrances or adverse claims, except such as are described in the SEC Reports or such as do not materially affect the value of such Intellectual Property and do not materially interfere with the use made of such Intellectual Property by the Company and its subsidiaries.
          (c) All of the licenses, sublicenses, consent, royalty or other agreements concerning Intellectual Property that is necessary for the conduct of the business of the Company and its subsidiaries to which the Company or any of its subsidiaries is a party (other than any agreements for generally available, non-custom, off-the-shelf application programs) (collectively, “License Agreements”) are valid and binding obligations of the Company or one or more of its subsidiaries, as applicable, enforceable against the Company or such applicable subsidiaries in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy or other similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies, (ii) general principles of equity or (iii) applicable laws and consideration of public policy relating to indemnification and contribution provisions. Neither the Company nor any of its subsidiaries is in breach or violation of any License Agreement, except as would not be reasonably expected to have a Material Adverse Effect
     2.10 Permits
     The Company and each of its subsidiaries hold such licenses, certificates, consents, orders, approvals, permits and other authorizations from governmental authorities that are necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective business as presently conducted, except for such licenses, certificates, consents, orders, approvals, permits or other authorizations which the failure to hold would not reasonably be expected to have a Material Adverse; the Company and each of its subsidiaries has fulfilled and performed all obligations necessary to maintain such licenses, certificates, consents, orders, approvals, permits and other authorizations, except where the failure to so fulfill or perform such obligations would not reasonably be expected to have a Material Adverse Effect.

Except as disclosed in the SEC Reports, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that would reasonably be expected to lead to the revocation, termination or suspension of any such license, certificate, consent, order, approval, permit or other authorization, except where such revocation, termination or suspension would not reasonably be expected to have a Material Adverse Effect.
     2.11 Due Execution, Delivery and Performance
     (a) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy or other similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies, (ii) general principles of equity or (iii) applicable laws and consideration of public policy relating to indemnification and contribution provisions.
     (b) The issue and sale of the Shares by the Company under, and the compliance by the Company with, this Agreement will not (a) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property of the Company or any of its subsidiaries is subject, (b) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (c) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except, in the cases of (a) and (c), as would not be reasonably expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration, qualification or filing of or with any such court or governmental agency or body or the Exchange is required to be obtained or made by the Company for the issue and sale of the Shares by the Company hereunder, other than (i) the filing with the Commission of the Registration Statement in accordance with the requirements of Section 4.1, (ii) any filings required by state securities laws in accordance with Section 4.1(k), (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing with the Exchange of a supplemental listing application and approval of the Exchange for the listing of the Shares thereon and (v) those that have been made or obtained prior to the date of this Agreement.
     2.12 Properties
     The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them and material to the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Reports or such as do not materially affect the value of such property and do not materially interfere with the use made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries and material to the Company and its subsidiaries, taken as a whole, are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and its subsidiaries.

     2.13 Compliance
     Each of the Company and its subsidiaries has conducted and is conducting its business in compliance with all applicable federal, state and local statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
     2.14 Internal Controls and Disclosure Controls; Compliance with Sarbanes- Oxley Act
     The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, except as disclosed in its SEC Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that are effective and provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission and accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Since January 1, 2008, the Company has not received any notice or correspondence from its auditors disclosing any material weakness in the design or operation of the Company’s internal control over financial reporting. The Company is in compliance in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof and the applicable rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Company as of the date hereof.
     2.15 Use of Proceeds; Investment Company
     The Company intends to use the proceeds from the sale of the Shares for acquisitions and, to the extent not used for acquisitions, for working capital and general corporate purposes. The Company is not and, after giving effect to the offering and sale of the Shares by the Company and the application of the proceeds thereof, will not be an “investment company,” or a company controlled by an ‘investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

     2.16 Taxes
     All United States federal income tax returns of the Company and its majority-owned subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed in connection therewith, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other material tax returns that are required to have been filed by them pursuant to applicable state, local or other law, and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined.
     2.17 Insurance
     The Company and its majority-owned subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any subsidiary will not be able (a) to renew its existing insurance coverage as and when such policies expire or (b) to obtain comparable coverage from similar insurers as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to have a Material Adverse Effect. Neither of the Company nor any majority-owned subsidiary has been denied any insurance coverage that it has sought or for which it has applied.
     2.18 Securities and Exchange Commission Filings
     Since becoming subject to the reporting requirements under Section 13 of the Exchange Act, the Company has timely filed with or furnished to the Securities and Exchange Commission (the “Commission”) all reports and other documents required to be filed or furnished by the Company under the Exchange Act (the reports and other documents that have been filed or furnished by the Company with or to the Commission since the Company became subject to the reporting requirements under Section 13 of the Exchange Act are referred to herein as the “SEC Reports”). As of their respective filing dates, the SEC Reports (i) complied in all material respects with the requirements of the Exchange Act and (ii) did not contain any untrue statement of material fact or omit a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     2.19 No Integrated Offering
     Neither the Company nor any of its Affiliates has made, nor will the Company or any of its Affiliates make, any offers or sales in any security or has solicited nor will solicit any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchasers or cause the issuance of the Shares to the

Purchasers to be integrated with any other issuance of the Company’s securities for purposes of any registration requirement under the Securities Act.
     2.20 Listing of Shares
     So long as any Purchaser owns any of the Shares, the Company shall use its reasonable efforts to maintain the listing of the Common Stock on the Exchange or another national securities exchange. The Company has taken no action designed to delist, or that is likely to have the effect of delisting, the Common Stock from the Exchange. Except as set forth in its SEC Reports, the Company is in compliance in all material respects with the listing requirements of the Exchange applicable to the Company and has no knowledge of facts that would reasonably be expected to lead to delisting or suspension of trading of the Common Stock on the Exchange in the foreseeable future.
     2.21 Real Property Holding Corporation
     The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
     2.22 Bank Holding Company Act
     Neither the Company nor any of its subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.
     2.23 Shell Company Status
     The Company has never, prior to the date hereof, been an issuer described in Rule 144(i)(1)(i) under the Securities Act.
3. Representations, Warranties and Covenants of the Purchasers
     Each Purchaser, severally and not jointly, represents, warrants and covenants to the Company as follows:
     3.1 Securities Law Representations and Warranties
     (a) The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. The Purchaser acknowledges that it has reviewed the SEC Reports and, to the extent it has not provided the acknowledgement referred to in Section 8, a confidential disclosure supplement and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning an investment in the Shares; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser also acknowledges and understands that all information presented was prepared by the Company and that Allen & Company LLC and Craig-Hallum Capital Group LLC have not independently verified any such information and make no representation as to the accuracy or completeness of any such information or any other related disclosure materials or as to the current condition or future performance of the Company. The Purchaser has independently evaluated the merits of its decision to purchase Shares pursuant to this Agreement, such decision has been independently made by the Purchaser and the Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel in making such decision and not that of the Company, Craig-Hallum Capital Group LLC or Allen & Company LLC.
     (b) The Purchaser is acquiring the number of Shares set forth opposite its name on Schedule A in the ordinary course of its business and for its own account (or for the account of its clients if the Purchaser is an investment adviser acting in such capacity) for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares, other than as would not be in violation of the Securities Act or any applicable state securities laws.
     (c) The Purchaser has completed or caused to be completed and delivered to the Company the Stock Certificate/Distribution Statement Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Certificates or Distribution Statements (as defined below), any necessary filings required by applicable state securities laws and the Registration Statement, and the answers to such Questionnaires are true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the effective date of the Registration Statement; provided that the Purchaser (i) shall be obligated and entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement and (ii) if it has not already delivered the completed Registration Statement Questionnaire to the Company as of the date hereof, shall not be in breach of this Section 3.1(c) so long as it delivers such completed Registration Statement Questionnaire to the Company within five (5) days after the date hereof, it being understood that the Company’s obligation to register such Purchaser’s Shares hereunder is conditioned upon receipt of the completed Registration Statement Questionnaire.
     (d) The Purchaser understands that no federal or state government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.
     (e) The Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.
     (f) The Purchaser understands that (i) the offer and sale of the Shares to the Purchaser have not been and are not being registered under the Securities Act or any state securities laws, (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance and (iii) the Shares may not be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of unless (A) subsequently registered under the Securities Act or (B) the Purchaser shall have delivered to the Company (x) an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of may be so offered for sale, sold, assigned, pledged, transferred or otherwise disposed of pursuant to an exemption from such registration or (y) written assurance, reasonably acceptable to the Company, that such Shares to be offered for sale, sold, assigned, pledged, transferred or otherwise disposed of may be so offered for sale, sold, assigned, pledged, transferred or otherwise disposed of pursuant to Rule 144 of the Securities Act.
     (g) The Purchaser understands that the Certificates representing the Shares purchased by it hereunder or the distribution statements for Shares that are issued electronically through the Direct Registration System (the “Distribution Statements”), until the occurrence of an event described in Section 3.1(f)(iii)(A) or (B), shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Shares):
THE SECURITIES REPRESENTED BY THIS [CERTIFICATE] [DISTRIBUTION STATEMENT] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTED FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (C) WRITTEN ASSURANCE, REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED PURSUANT TO RULE 144 OF SAID ACT.
The Company agrees to cause such legend and stop transfer order to be removed from the Certificates or Distribution Statements representing the applicable Shares of a Purchaser upon the occurrence of an event described in Section 3.1(f)(iii)(A), subject to the Purchaser’s satisfaction of its covenant in Section 3.2(a), or 3.1(f)(iii)(B) and to use its reasonable best efforts to facilitate the prompt delivery of such Certificates or Distribution Statements by its transfer agent without such legend and to enable such Certificates or Distribution Statements to be in such denominations and registered in such names as the Purchasers may reasonably request. Notwithstanding anything to the contrary in this Section 3.1(g), the Company shall have no obligation to remove such legend from such Certificates or Distribution Statements upon the occurrence of an event described in Section 3.1(f)((iii)(B) unless the Shares represented thereby (i) are being transferred as contemplated therein and are no longer subject to restrictions on transfer under the Securities Act or (ii) if not then being so transferred, are freely tradable without volume restrictions or current public information requirements pursuant to Rule 144(b)(1) of the Securities Act.
     (h) The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
     (i) During the thirty (30) days immediately prior to the date hereof, neither the Purchaser nor any Affiliate of the Purchaser that (x) had knowledge of the transaction contemplated hereby, (y) has or shares discretion relating to Purchaser’s investments or trading or information concerning the Purchaser’s investments, including in respect of the Shares, or (z) is subject to the Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Common Stock (each, a “Prohibited Transaction”). Prior to the filing of the Current Report on Form 8-K described in Section 15, the Purchaser shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction. “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person (the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any person, whether through the ownership of voting securities, by contract or otherwise).
     3.2 Resales of Shares
     (a) To the extent the Purchaser sells Shares pursuant to the Registration Statement, the Purchaser covenants that such sale of Shares will be made in accordance with the Registration Statement, including the plan of distribution set forth therein. The Purchaser acknowledges and agrees that Shares purchased by it hereunder are not transferable on the books of the Company pursuant to a resale under the Registration Statement unless the Shares are sold in accordance with the Registration Statement.
     (b) The Purchaser further covenants (i) to notify the Company of any changes to the information regarding the Purchaser or its plan of distribution in the Registration Statement or the Prospectus or any amendment or supplement thereto or any free-writing prospectus and (ii)

upon the request of the Company, to notify the Company how many Shares the Purchaser still owns at the time of such request.
     3.3 Due Execution, Delivery and Performance
     (a) This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy or other similar laws relating to, or affecting generally the enforcement of, creditors’ rights or remedies, (ii) general principles of equity or (iii) applicable laws and consideration of public policy relating to indemnification and contribution provisions.
     (b) The purchase of the Shares by the Purchaser, and the compliance of the Purchaser with, this Agreement, will not (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property of the Purchaser is subject, (ii) result in any violation of the provisions of the certificate of incorporation, by-laws, limited liability company agreement, partnership agreement or other applicable organizational documents of the Purchaser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Purchaser or any of its properties except, in the cases of (i) and (iii), as would not be reasonably expected to have a material adverse effect on the ability of the Purchaser to consummate the transaction hereunder or comply with its obligations hereunder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Purchaser for the purchase of the Shares by the Purchaser hereunder.
     3.4 Organization
     The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability or partnership power and authority to enter into and to consummate the transaction contemplated hereunder.
     3.5 Investment Structure
     (a) Immediately after the Closing, the Purchaser, together with its “ultimate parent entity” and the entities included within such ultimate parent entity (within the meaning of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (i) shall own 10% or less of the issued and outstanding shares of Common Stock and (ii) has no intention of participating in the formulation, determination or the direction of the Company’s basic business decisions.
     (b) If the Purchaser is, or is purchasing on behalf of, an investment fund or investment company (a “Fund”) and the investment manager, investment advisor or other person that controls investment decisions of the Fund also is the investment manager, investment advisor or other person that controls investment decisions for other investment funds or investment companies that own shares of Common Stock, the Fund is separately managed from such other investment funds and investment companies (i.e., decisions are made with respect to the Fund based on (x) the Fund’s investment objectives and not those of such other investment funds and investment companies and (y) fiduciary duties owed by the investment manager, investment advisor or other person that controls investment decisions to the Fund). Except to the extent the Purchaser is an investment manager, investment advisor or other person that controls investment decisions for investment funds or investment companies that are so separately managed and own shares of Common Stock, the Purchaser beneficially owns, and immediately prior to the Closing will own, less than 5% of the issued and outstanding shares of Common Stock.
4. Covenants and indemnification
     4.1 Form D Filing; Registration and Listing of Shares
     The Company shall:
     (a) file in a timely manner a Notice of Sale of Securities on Form D relating to the sale of the Shares under this Agreement, pursuant to Regulation D under the Securities Act;
     (b) promptly hereafter file with the Exchange a supplemental listing application for the listing of, and otherwise use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Exchange;
     (c) no later than the 45th day following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Company is not eligible to use Form S-3 by the end of such 45-day period, then on Form S-1) registering under the Securities Act the resale of the Shares from time to time by the Purchasers (the “Registration Statement”);
     (d) use its reasonable best efforts to cause the Commission to declare the Registration Statement effective on or before 120 days after the Closing Date (the “Effective Date”), unless the Commission notifies the Company that such Registration Statement shall not be subject to review, in which case the Effective Date shall be no later than ten (10) days after such notification;
     (e) in the event that the Registration Statement is not declared effective by the Commission by the Effective Date, the use of the Registration Statement is suspended for use by the Company pursuant to Section 4.2(a) (so long as the applicable untrue statement or omission was not made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Purchaser expressly for use in the Registration Statement) or pursuant to, and beyond the time periods set forth in, Section 4.2(b) or the Commission issues a stop order suspending the effectiveness of the Registration Statement (each, an “Event”), pay to each Purchaser liquidated damages in an amount equal to 0.25% of the Purchase Price paid by such Purchaser pursuant to this Agreement with respect to Shares still then held by such Purchaser for each full week after the Effective Date that the Registration Statement is not declared effective by the Commission, for each full week the use of the Registration Statement is suspended for use by the Company pursuant to Section 4.2(a) or pursuant to, and beyond the time periods set forth in, Section 4.2(b) or for each full week the use of the Registration Statement is suspended for use by the Commission, in each case up until such time as such Shares may be resold by such

Purchaser without registration and without regard to any volume limitations by reason of Rule 144 under the Securities Act; provided, however, that in no event shall such liquidated damages paid by the Company to a Purchaser exceed 8% of the Purchase Price paid by such Purchaser pursuant to this Agreement with respect to such Shares still then held by such Purchaser; and provided, further, that the Company shall pay such liquidated damages for an Event within 15 days after each full week that such Event continues;
     (f) notify the Purchasers promptly (i) when the Company has been notified by the Commission whether or not the Registration Statement or a post-effective amendment thereto will be subject to review by the Commission, (ii) if reviewed, when the Company has been notified by the Commission that the Registration Statement or a post-effective amendment thereto will not be subject to further review and (iii) upon the Registration Statement or any post-effective amendment thereto being declared effective by the Commission;
     (g) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Shares for sale in any jurisdiction contemplated by Section 4.1(k) and, if such an order or suspension is issued, to promptly obtain the withdrawal of such order or suspension and to notify each Purchaser who holds Shares of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose;
     (h) permit the Purchasers to (i) review the Registration Statement at least two (2) business days prior to its filing with the Commission and all amendments and supplements thereto (except for filings with the Commission incorporated by reference into the Registration Statement) at least one (1) business day prior to their filing with the Commission and (ii) provide comments with respect to disclosure therein regarding the Purchasers or the plan of distribution of the Shares;
     (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus and take such other action, if any, as may be necessary to keep the Registration Statement current and effective at all times until the earlier of the date on which (i) the Shares may be resold by the Purchasers without registration and without regard to any volume limitations or current public information requirements by reason of Rule 144 under the Securities Act and (ii) all of the Shares have been resold pursuant to the Registration Statement or Rule 144 under the Securities, at which point the Company shall no longer be required to keep the Registration Statement effective. The Registration Statement shall (i) comply in all material respects with the requirements of the Securities Act and the Exchange Act applicable thereto, including, without limitation, applicable requirements of the Securities Act and Exchange Act regarding financial statements to be included or incorporated by reference in the Registration Statement and (ii) not contain any such untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing shall not apply to the extent any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of a Purchaser expressly for use in the Registration Statement;

     (j) furnish to each Purchaser whose Shares are included in the Registration Statement, without charge to such Purchaser, (i) promptly after the same is prepared and filed with the Commission, one copy of the Registration Statement and all amendments and supplements thereto (except for filings with the Commission incorporated by reference into the Registration Statement) and (ii) upon the effectiveness of the Registration Statement, such number of copies of the Prospectus and all amendments and supplements thereto as such Purchaser may reasonably request to the extent necessary to facilitate the disposition of the Shares;
     (k) from time to time take such action as necessary to qualify the Shares for offering and sale under the securities laws of such states as may be reasonably requested by the Purchasers; provided that in connection therewith the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and
     (l) bear all expenses in connection with the procedures in paragraphs (a) through (k) of this Section 4.1 and the registration of the Shares pursuant to the Registration Statement, but excluding fees and expenses of counsel for the Purchasers and any commissions or other amounts payable to brokers and any transfer taxes relating to Shares sold by the Purchasers.
     4.2 Registration; Rule 144 Information
     (a) The Company shall promptly notify the Purchasers if it determines, in good faith following consultation with its Board of Directors or a committee thereof, that an event has happened as a result of which the Registration Statement or the Prospectus (as defined below) includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which notice shall not disclose the content of any applicable material, non-public information). Upon receipt of such notice, the Purchasers will suspend their use of the Prospectus until such time as an amendment or supplement to the Registration Statement or the Prospectus or a free writing prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act, in each case to correct such misstatement or omission. Subject to Section 4.2(b), the Company shall use its reasonable best efforts to prepare and file with the Commission any such amendment, supplement, free writing prospectus or report, as the case may be, within 30 days after delivering such notice to the Purchasers. If the Company determines that a post-effective amendment to the Registration Statement is necessary to correct such misstatement or omission, the Company shall use its reasonable best efforts to cause the Commission to declare such post-effective amendment effective within 60 days after its filing date.
     (b) In addition to the foregoing provisions of Section 4.2(a), the Company may, upon written notice to the Purchasers (which notice shall not disclose the content of the applicable material, non-public information), suspend the use of the Prospectus for up to 60 days in any 12-month period based on the reasonable determination of the Company’s Board of Directors or a committee thereof that there is a significant and bona fide business purpose for such suspension, such as pending corporate developments and public filings with the SEC. Notwithstanding anything else to the contrary in Section 4.2(a), the Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus pursuant to this Section 4.2(b) if the Company determines in its good faith judgment that the business purpose should remain confidential.
     (c) The Company shall notify each Purchaser (i) of any request by the Commission for an amendment or any supplement to the Registration Statement or the Prospectus, or any other information request by any other governmental agency directly relating to the offering of the Shares, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus or the initiation or threat of any proceeding for that purpose.
     (d) Until the earlier of (i) the date on which the Shares may be resold by the Purchasers without registration and without regard to any public information requirements and volume limitations by reason of Rule 144 under the Securities Act and (ii) all of the Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act, the Company shall file and furnish all reports and other documents required to be filed or furnished by it under Section 13, 14 or 15 of the Exchange Act so long as it is subject to such requirements.
     (e) Neither the Company nor any of its subsidiaries shall identify any Purchaser as an underwriter in any public disclosure or filing with the Commission or the Exchange or any other securities exchange or market without the prior consent of such Purchaser; provided, however, that the Company, without the consent of such Purchaser, can disclose in the Registration Statement, the Prospectus or any amendment or supplement thereto or any free-writing prospectus related thereto that such Purchaser “may be deemed an underwriter within the meaning of the Securities Act”; and provided further, that if the Commission requires disclosure in the Registration Statement, the Prospectus or any amendment or supplement thereto or any free-writing prospectus related thereto that a Purchaser “is an underwriter within the meaning of the Securities Act” or if a Purchaser is a registered broker-dealer, controls or is controlled by a registered broker-dealer, or is an affiliate of a registered broker-dealer other than due solely to its being under common control with a registered broker-dealer that was not involved in the purchase, and will not be involved in the ultimate sale, of the Shares, such Purchaser acknowledges that its Shares will be included in the Registration Statement only if it consents to disclosure in the Registration Statement, the Prospectus or any amendment or supplement thereto or any free-writing prospectus related thereto that it “is an underwriter within the meaning of the Securities Act” and if it fails to provide such consent and its Shares are not included in the Registration Statement, the Company shall not be deemed in breach of this Agreement and shall not be required to pay any penalties hereunder.
     4.3 [INTENTIONALLY OMITTED]
     4.4 SEC Filings
     Each Purchaser covenants and agrees to timely file with the Commission all filings required to be filed by such Purchaser pursuant to the Exchange Act, including, without limitation, pursuant to Sections 13(d) and 16(a) of the Exchange Act, in connection with its ownership of the Shares.
     4.5 Indemnification
          4.5.1 Indemnification by the Company
     Subject to Section 4.5.5, the Company agrees to indemnify and hold harmless each of the Purchasers, such Purchaser’s officers, directors, trustees, partners, members, employees and agents, and each person, if any, who controls or is under common control with any Purchaser within the meaning of the Securities Act (each, a “Purchaser Indemnitee”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser Indemnitees may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, or in the prospectus related thereto, in the form first filed with the Commission pursuant to Rule 424(b) under the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement to the Registration Statement or Prospectus or any related free-writing prospectus, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, (b) any inaccuracy in the representations and warranties of the Company contained in this Agreement or (c) any failure of the Company to comply with its covenants and agreements under this Agreement, and, subject to this Section 4.5, will reimburse each Purchaser Indemnitee for reasonable legal and other expenses as such expenses are incurred by such Purchaser Indemnitee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to a Purchaser Indemnitee to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any related free-writing prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of a Purchaser expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto, (ii) the failure of a Purchaser to comply with its covenants and agreements contained in this Agreement, (iii) the inaccuracy of any representations and warranties made by a Purchaser in this Agreement or (iv) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus or supplement thereto or related free-writing prospectus that is corrected in any subsequent supplement thereto or related free-writing prospectus that was delivered to the applicable Purchaser a reasonable amount of time before the pertinent sale or sales by such Purchaser.

          4.5.2 Indemnification by the Purchaser
     Subject to Section 4.5.5, each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with its covenants and agreements contained in this Agreement, (ii) the inaccuracy of any representations and warranties made by such Purchaser in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto or free-writing prospectus related thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Purchaser expressly for use therein and such Purchaser will, subject to this Section 4.5, reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person for reasonable legal and other expenses as such expenses are incurred by the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction of such untrue statement or omission of a material fact a reasonable amount of time before the occurrence of the transaction from or upon which such loss, claim, damage, liability or expense arose or was based.
          4.5.3 Indemnification Procedure
     (a) Promptly after receipt by an indemnified party under this Section 4.5 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4.5, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 4.5 to the extent it is not prejudiced as a result of such failure.
     (b) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld, delayed or conditioned, the indemnifying party will not be liable to such indemnified party under this Section 4.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:
          (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action); or
          (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
          The indemnifying party shall not be liable for any settlement of any proceeding, in respect of which indemnification or contribution may be sought hereunder, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. The indemnifying party shall not settle any proceeding, in respect of which indemnification or contribution may be sought hereunder, without the written consent of the indemnified party unless such settlement releases the indemnified party from all liability arising out of such procedure and does not include a statement as to or an admission of fault or culpability by or on behalf of the indemnified party.
          4.5.4 Contribution
     If the indemnification provided for in this Section 4.5 is required by clause (a) of Section 4.5.1 or clause (iii) of Section 4.5.2 but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 4.5 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement in such proportion as is appropriate to reflect the relative fault of the Company and the Purchaser in connection with the statements or omissions, the inaccuracies in the representations and warranties in this Agreement or the breach of covenants and agreements in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.
     The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 4.5.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 4.5.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 4.5.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 4.5 for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 4.5.4 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 4.5.4, no Purchaser shall be required to contribute any amount in excess of the amount by which the total gross proceeds received by it from the sale of the Shares exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 4.5 are several and not joint.
          4.5.5 Limits on Liability
     In no event shall the aggregate liability of a Purchaser under this Section 4.5 exceed the gross proceeds received by such Purchaser as a result of the sale of Shares pursuant to the Registration Statement.
5. Broker’s Fee
     The Purchasers acknowledge that the Company intends to pay to Allen & Company LLC and Craig-Hallum Capital Group LLC, the placement agents, a fee in respect of the sale of the Shares to the Purchasers. Other than the foregoing payment to Allen & Company LLC and Craig-Hallum Capital Group LLC, each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to Allen & Company LLC, Craig-Hallum Capital Group LLC or any other person or firm acting on behalf of the Company hereunder.

6. Notices
     All notices, requests, consents and other communications under this Agreement shall be in writing and deemed effective upon receipt, shall be delivered personally, by first-class registered or certified mail, confirmed facsimile or nationally recognized overnight express courier, and shall be delivered as addressed as follows:
(a)	if to the Company, to:
Dolan Media Company
1200 Baker Building
706 Second Avenue South
Minneapolis, Minnesota
Attention: James Dolan
Telephone: (612) 317-9425
Facsimile: (612) 317-9434
     with a copy to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, Illinois 60661
Attention: Walter S. Weinberg
                    Adam R. Klein
Telephone: (312) 902-5200
Facsimile: (312) 902-1600
or to such other person or at such other address or facsimile number as the Company shall designate to the Purchaser in writing in accordance herewith; and
     (b) if to a Purchaser, at its address or facsimile number as set forth on the signature page to this Agreement, or at such other address or facsimile number as may have been furnished to the Company in writing in accordance herewith.
7. Modification; Amendment; Termination
     (a) This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each of the Purchasers.
     (b) This Agreement may be terminated as to any Purchaser, at the option of such Purchaser upon written notice to the Company, and as to all of the Purchasers, at the option of the Company upon written notice to the Purchasers, at any time after September 30, 2008 (the “Termination Date”) but prior to the Closing Date if the Closing has not occurred on or before the Termination Date (so long as the failure of the Closing to occur by the Termination Date is not due to such terminating Purchaser’s or, if the Company is terminating, the Company’s breach of its representations, warranties or covenants herein). Sections 4.5 and 6 through 15 shall survive termination of this Agreement.

8. Entire Agreement
     This Agreement, including the Schedules and Appendices attached hereto, supersedes all other prior oral or written agreements between the parties with respect to the matters discussed herein (other than the confidentiality agreement entered into by the Company and each Purchaser and, if applicable, the acknowledgment from such Purchaser to the Company regarding certain material, non-public information) and, along with such confidentiality agreement and acknowledgment, contains the entire understanding with respect to the matters covered herein.
9. Headings
     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
10. Severability
     If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.
11. Governing Law; Jurisdiction
     This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware and the federal law of the United States of America, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Nothing herein shall affect the right of the Purchasers to serve process in any manner permitted by law or limit the right of the Purchasers to bring proceedings against the Company in the competent courts of any jurisdiction or jurisdictions.
12. Counterparts
     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties. Facsimile transmission or email transmission of any .pdf of any signed original document will be deemed the same as delivery of an original.
13. Successors and Assigns
     This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided that a Purchaser may not assign its rights or obligations hereunder without the consent of the Company.
14. No Third-Party Beneficiaries
     Except as provided in Section 4, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

15. Publicity
     The Purchasers acknowledge that the Company will file with the Commission within four (4) business days after the execution of this Agreement a Current Report on Form 8-K describing the transaction hereunder and containing this Agreement as an exhibit thereto. Except as required by law or the Exchange, the Company shall not identify any Purchaser in a press release describing the transaction hereunder without the prior consent of such Purchaser.
16. Subsidiary
     As used herein, the term “subsidiary” shall mean any entity in which the Company, directly or indirectly, owns 50% or more of the outstanding capital stock, equity or similar interest.
[Signature pages follow]

     In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Dolan Media Company

By:	/s/ James P. Dolan

Name:	James P. Dolan

Its:	Chairman, President and Chief Executive Officer

TCS Capital, LP

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o TCS Capital Management, LLC

888 Seventh Avenue, Suite 1504

New York, NY 10019

Facsimile: (212) 621-8790

TCS Capital II, LP

By:	Unknown

By:	Unknown

Its:

Name:

Title:

Address: c/o TCS Capital Management, LLC

888 Seventh Avenue, Suite 1504

New York, NY 10019

Facsimile: (212) 621-8790

TCS Capital Investments, LP

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o TCS Capital Management, LLC

888 Seventh Avenue, Suite 1504

New York, NY 10019

Facsimile: (212) 621-8790

Shannon River Partners II LP

By:	Unknown

Name:

Title:

Address: 800 Third Avenue, 30th Floor

New York, NY 10022

Facsimile: (212) 192-8106

Shannon River Partners LP

By:	Unknown

Name:

Title:

Address: 800 Third Avenue, 30th Floor

New York, NY 10022

Facsimile: (212) 192-8106

Shannon River Partners Ltd.

By:	Unknown

Name:

Title:

Address: 800 Third Avenue, 30th Floor

New York, NY 10022

Facsimile: (212) 192-8106

Doonbeg Fund LP

By:	Unknown

Name:

Title:

Address: c/o Shannon River Partners

800 Third Avenue, 30th Floor

New York, NY 10022

Facsimile: (212) 192-8106

Atlas Master Fund, Ltd.

By:	Unknown

Name:

Title:

Address: 135 E. 57th Street, 27th Floor

New York, NY 10022

Facsimile: (212) 808 2301

Altairis Offshore

By: Polar Securities Inc., as authorized agent

By:	Unknown

Name:

Title:

Address: 372 Bay Street, 21st Floor

Toronto, Ontario M5H 2W9

Facsimile:(416) 367-0564

Altairis Offshore Levered

By:	Unknown

Name:

Title:

Address: 372 Bay Street, 21st Floor

Toronto, Ontario M5H 2W9

Facsimile:(416) 367-0564

Gerlach & Co.

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

Calhoun & Co FFC City of Dearborn Policemen and Firemen Revised Retirement Systems

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

Calhoun & Co FFC City of Dearborn General Employees Retirement Systems

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

William Blair Small Cap Growth Fund

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

Maril & Co. FFC Hartmarx Retirement Income Trust

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

Booth & Co. FFC Rush University Medical Center Endowment Account

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

Booth & Co. FFC Rush University Medical Center Pension and Retirement

By:	Unknown

Its:

By:	Unknown

Name:

Title:

Address: c/o William Blair & Company, LLC

222 W. Adams Street

Chicago, IL 60606

Attn: Christy Oleson and Rick Smirl

Facsimile: (312) 577-0908

T. ROWE PRICE ASSOCIATES, INC., Investment Advisor to and on behalf of the Purchasers that are Participating Funds and Accounts on Attachment A

By:	Unknown

Name:

Title:	Vice President

and

By:	Unknown

Name:

Title:	Vice President
Address: T. Rowe Price Associates, Inc.
100 East Pratt Street
Batimore, MD 21202
Attn: Darrell N. Braman, Vice President

Facsimile: 410-345-6575

GLG North American Opportunity Fund

By:	GLG Partners LP, its Investment Manager

By:	GLG Inc., Authorized Signatory

By:	Unknown

Name:

Title:

Address: GLG North American Opportunity Fund
Walker House
87 Mary Street, George Town
Grand Cayman KY1-9002
Cayman Islands

With a copy to: GLG Partners LP
One Curzon Street
London W1J 5HB
United Kingdom

Facsimile:+44 20 7016 7000

SCHEDULE A
PURCHASERS

	NUMBER OF SHARES	AGGREGATE
PURCHASER	BEING PURCHASED	PURCHASE PRICE
TCS Capital, LP	79,200	$1,267,200
TCS Capital II, LP	432,600	$6,921,600
TCS Capital Investments, LP	725,700	$11,611,200
Shannon River Partners II LP	216,000	$3,456,000
Shannon River Partners LP	51,000	$816,000
Shannon River Partners Ltd.	113,000	$1,808,000
Doonbeg Fund LP	20,000	$320,000
Atlas Master Fund, Ltd.	100,000	$1,600,000
Altairis Offshore	153,500	$2,456,000
Altairis Offshore Levered	296,500	$4,744,000
Gerlach & Co.	28,587	$457,392
Calhoun & Co	6,925	$110,800
FFC City of Dearborn Policemen and Firemen Revised Retirement Systems
Calhoun & Co	3,375	$54,000
FFC City of Dearborn General Employees Retirement Systems
William Blair Small Cap Growth Fund	429,146	$6,866,336
Maril & Co.	8,240	$131,840
FFC Hartmarx Retirement Income Trust
Booth & Co.	10,756	$172,096
FFC Rush University Medical Center Endowment Account
Booth & Co.	12,971	$207,536
FFC Rush University Medical Center Pension and Retirement
T. Rowe Price New Horizons Fund, Inc.	340,000	$5,440,000
City of New York Deferred Compensation Plan	9,800	$156,800
- NYC 457/401K Small Cap Account
T. Rowe Price New Horizons Trust	9,800	$156,800
T. Rowe Price U.S. Equities Trust	1,500	$24,000
T. Rowe Price Media & Telecommunications Fund, Inc.	420,000	$6,720,000
TD Mutual Funds — TD Entertainment & Communications Fund	31,400	$502,400
GLG North American Opportunity Fund	500,000	$8,000,000

TOTAL	4,000,000	$64,000,000

SCHEDULE B
SCHEDULE OF EXCEPTIONS
Section 2.9 Intellectual Property
Section 2.16 Taxes

APPENDICES
Appendix I Stock Certificate/Distribution Statement Questionnaire Form
Appendix II Registration Statement Questionnaire for Selling Stockholders
Appendix III Form of Legal Opinion